Investor Presentation March 31, 2025 Iowa City, Iowa Iowa City, Iowa Denver, Colorado Dubuque, Iowa Iowa City, Iowa Dubuque, IowaDenver, Colorado Minneapolis, Minnesota

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (2) fluctuations in the value of our investment securities; (3) effects on the U.s. economy resulting from the implementation of proposed policies and executive orders, including the imposition of tariffs, changes in immigration policy, changes to regulatory or other governmental agencies, changes in foreign policy and tax regulations; (4) volatility of rate-sensitive deposits; (5) asset/liability matching risks and liquidity risks; (6) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (7) the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; (8) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures and future monetary policies of the Federal Reserve in response thereto on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (9) the sufficiency of the allowance for credit losses to absorb the amount of expected losses inherent in our existing loan portfolio; (10) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (11) credit risks and risks from concentrations (by type of borrower, collateral, geographic area and by industry) within our loan portfolio; (12) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (13) governmental monetary and fiscal policies; (14) new or revised general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (15) the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of the agricultural or other products of our borrowers; (16) war or terrorist activities, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (17) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, and including changes in interpretation or prioritization of such laws and regulations; (18) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (19) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (20) changes in the business and economic conditions generally and in the financial services industry, and the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in prior bank failures; (21) the occurrence of fraudulent activity, breaches, or failures of our or our third party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (22) the ability to attract and retain key executives and employees experienced in banking and financial services; (23) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (24) operational risks, including data processing system failures and fraud; (25) the costs, effects and outcomes of existing or future litigation or other legal proceedings and regulatory actions; (26) the risks of mergers or branch sales (including the sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (27) the economic impacts on the Company and its customers of climate change, natural disasters and exceptional weather occurrences, such as: tornadoes, floods and blizzards; and (28) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, core net interest margin, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, and Colorado Banking Offices, Financial & Market Information as of March 31, 2025. Nasdaq: MOFG Headquarters: Iowa City, IA Founded: 1934 Banking Centers: 56 Employees: 758 Dividend Yield: 3.3% $6.3B Total Assets $4.3B Gross Loans $5.5B Total Deposits $3.1B Wealth Management AUA $616MM Market Capitalization Diversified Operating Model Commercial Banking Retail Banking Mortgage Banking Wealth Management

# Our History and Growth Profile

- Iowa State Bank & Trust Company **Founded in 1934**.
- In 2008, **MidWest*One* Financial Group, Inc. merged with ISB Financial Corp.**, with common shares listed on NASDAQ under the ticker symbol "MOFG".
- In 2015, MidWest*One* **acquired Central Bancshares, Inc.**, expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida.
- MidWest*One* **expanded into Denver, Colorado** in 2017 with team lift-out.
- **Acquired ATBancorp in 2019**, expanding MidWest*One* into Dubuque and Des Moines, IA and Southwest Wisconsin.
- In June 2022, MidWest*One* **acquired Iowa First Bancshares Corp**.
- In January 2024, MidWest*One* **acquired Denver Bankshares, Inc.** and in June 2024, MidWest*One* **divested** our **Florida banking operations**.

MidWestOne FINANCIAL GROUP, INC.

**Total Assets ($ Millions)**



$5,960
$6,410
$6,748
$6,254
1Q22
1Q23
1Q24
1Q25

**Loans and Deposits ($ Millions)**



$3,256
$5,078
$3,933
$5,555
$4,433
$5,585
$4,316
$5,489
1Q22
1Q23
1Q24
1Q25
Gross Loans
Total Deposits

4

# MOFG's Attractive and Growing Core Markets

**Rural core deposit franchise** that supports **growing metropolitan markets**

## Iowa Community



**22**
**Banking Offices**

**$1.8B**
**Deposits**

**$861M**
**Gross Loans**

**$72K**
**Median HHI**

**9.2%**
**Proj. '25-'30 HHI△**

## Twin Cities



**15**
**Banking Offices**

**$1.2B**
**Deposits**

**$1.2B**
**Gross Loans**

**$97K**
**Median HHI**

**8.5%**
**Proj. '25-'30 HHI△**

## Iowa Metro



**17**
**Banking Offices**

**$1.9B**
**Deposits**

**$1.5B**
**Gross Loans**

**$78K**
**Median HHI**

**9.0%**
**Proj. '22-'30 HHI△**

## Denver



**2**
**Banking Offices**

**$409M**
**Deposits**

**$717M**
**Gross Loans**

**$107K**
**Median HHI**

**13.2%**
**Proj. '25-'30 HHI△**

MidWestOne FINANCIAL GROUP, INC.

Source: S&P Capital IQ Pro. Markets are representative of the following metropolitan areas (combined as applicable):

- Iowa Community - IA: Muscatine, Fort Madison, Oskaloosa, Pella, and Burlington; WI: Platteville.
- Iowa Metro - Cedar Rapids, Des Moines/West Des Moines, Dubuque, Iowa City and Waterloo/Cedar Falls.
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.
- Denver - Denver/Aurora/Centennial, Colorado.

Note: Banking offices, deposits, and gross loans are as of March 31, 2025. Deposit balance excludes brokered time deposits of $200 million.

5

6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller ■ Served as a Business Analyst with Russell Investment Group from 2005-2006 and a Consulting Services Manager with RSM US LLP from 2000-2005

# Company Focus
## MOFG's Five Strategic Pillars to Deliver Improved Results

**Exceptional Customer and Employee Engagement**

- Top Workplace™ **award-winning culture** since 2013[1]
- Sharpened **results focus** with voice of customer and **financial metrics driving employee reward and recognition**.

**Strong Core Local Banking Model**

- **Larger bank offerings** delivered via **local bank personalization**
- **Established distribution network** generates **reach and stability** with **strong retention**
    - **78%[2] loan-to-deposit ratio** and **$29K[2] average account size**
    - **QTD cost of total deposits of 1.91%[2]**

**Sophisticated Commercial Banking and Wealth Management**

- **Focused on recruiting exceptional talent**, including team lift outs
- **Segmentation model** targeting high-single-digit loan growth and double-digit wealth fee income growth
- Talent and technology **expansion of Treasury Management platform** to bolster noninterest bearing deposits and fee income

**Specialty Business Lines**

- **Expertise powered vehicles:** C&I, CRE, Public Finance, SBA and Agri-Business
- **Targeted recruitment for vertical expansion** including deposit and capital finance
- **Hired** senior CRE Bankers in the Twin Cities and Denver
- 1Q25 **SBA gain on sale revenue up 52%** over the same period in the prior year.

**Improving Operational Effectiveness and Efficiency**

- **Benchmark-driven expense discipline**
- **Technology roadmap** including expanded digital capabilities, operational efficiency through automation and sophisticated data use cases
- **Recent investments** include: upgraded teller system with streamlined navigation and advanced integration, enterprise-wide workflow and automation platform, and commercial digital banking platform

MidWestOne FINANCIAL GROUP, INC.

[1] Source: https://topworkplaces.com.
[2] Financial data is updated through March 31, 2025.

9

10 Premium Deposit Franchise Noninterest Bearing, 17% Interest Checking, 23% Money Market, 18% Savings, 16% Time <$250K, 15% Brokered Time, 4% Time >$250K, 7% $5.5B Total Deposits Q1 Cost of Total Deposits MOFG 1.91% Average Account Size: $29K 89.0% Core Deposits(1) Average Services Used: 3.5 Average Branch Deposit Size: $94MM Customers Who Consider MWO Primary Financial Institution: 75% (1) Defined as total deposits excluding brokered deposits and time deposits over $250K.

11 Diversified and Granular Loan Portfolio Loans Held for Investment Agricultural, 3% C&I, 27% Construction & Development, 7% Farmland, 4% Multifamily, 10% CRE-Other, 33% Residential Real Estate, 15% Consumer, 1% $4.30 billion 5.71% Yield(1) <$809K Avg. Commercial Loan Size(2) Financial Information as of March 31, 2025. (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (2)Average net nonaccrual active principal balance of the commercial loan portfolio. (3) Commercial loan net active principal balances reported in millions ($). $1,119 $1,136 $697 Iowa Metro Twin Cities Denver LTM Commercial Loan Growth in Targeted Regions(3) +4% +$44 million +5% +$52 million +14% +$84 million

12 Focusing on Growth in Wealth Management Wealth Management Revenue ($MM) $11.7 $11.2 $12.2 $14.2 $3.5 $3.5 $4.2 $3.9 $3.8 $4.7 $1.2 $1.1 $7.5 $7.3 $8.4 $9.5 $2.3 $2.5 Investment Services Private Wealth 2021 2022 2023 2024 1Q24 1Q25 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration ($B) $2.74 $2.73 $3.01 $3.15 $3.13 2021 2022 2023 2024 2025 $— $1.00 $2.00 $3.00 $4.00 Private Banking • Designed wealth management lending products to attract high net- worth business owners • Leveraging Private Bankers in key prospecting roles to improve pipeline Private Wealth • Signed contract with a third-party to gain access to top tier investment managers and enhanced reporting • Improved client service efficiency through a small account initiative • Launched fee initiatives to improve revenue • Implemented accountable pipeline process to drive up-tier client acquisition Investment Services • Net new asset growth in 1Q25 of $16 million • Improving internal referral education and payouts to drive cross-team collaboration • Re-negotiated key vendor contract to optimize revenue share

# Strategic Enabler: Enhancing our Digital Capabilities

Ever-changing customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through **continued investment** in new technology platforms, architecture improvements, and talent acquisition to **improve the customer experience** and **streamline internal processes.**

| 2023 | 2024 | 2025 | 2026 and Beyond |
|---|---|---|---|
| • New Digital Retail Deposit Account Opening Platform<br>• Digital Banking Experience and Performance Enhancements<br>• New Fraud Detection / Anti-Money Laundering System<br>• Instant Payments Receive<br>• Implemented Robotic Process Automation (RPA) | • New Commercial Loan Origination Platform<br>• Enhanced Digital Account Opening Experience Capabilities<br>• Implemented MFA to Enhance Digital Banking Security<br>• Enhanced Fraud Detection / Anti-Money Laundering System Capabilities<br>• Increased Automation and Development Team Resources<br>• Established DevOps Framework | • New Commercial Digital Banking Platform with Enhanced Treasury Management Capabilities<br>• Implement Middleware Solution<br>• Increase Robotic Process Automations (RPA's)<br>• Implement Business Process and IT Operations Automation Platform | • New Retail Digital Banking Platform Implementation<br>• New In-Branch Account Opening Platform<br>• Instant Payments Send<br>• Increase Robotic Process Automations (RPA's)<br>• Expand Business Process and IT Operations Automation Capabilities |

MidWestOne™ FINANCIAL GROUP, INC.

13

14 Digital Banking Trends Digital Money Movement (%) Q1.24 Q2.24 Q3.24 Q4.24 Q1.25 23% 24% 25% 26% 27% M ill io ns Digital Money Movement ($) Q1.24 Q2.24 Q3.24 Q4.24 Q1.25 $77.5 $80.0 $82.5 $85.0 $87.5 Retail Digital Money Movement Transactions 32% 41% 19% 8% Highly Regularly Monthly Not Engaged (no logins) Highly = daily or more Regularly = weekly or more MidWestOne 8.0% MWOB % Digital Q1.25 YTD Peer Median(1) 5.8% Peer Median % Digital (1)Includes banks surveyed by a third-party strategic consulting firm with an asset size of $5-$10 billion. (2)Includes mobile deposits, Zelle, and Bill Pay. Retail Deposit Account Opening92% Digital Engagement (2) (2)

15 What does this mean for our Stakeholders? Small Enough to Care, Big Enough to Deliver • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Median" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

16 Financial Performance

# Financial Highlights

**First Quarter 2025 Summary**[1]

- Net income of $15.1 million, or $0.73 per diluted common share.
  - Net interest margin (tax equivalent) was 3.44%; core net interest margin expanded 10 basis points to 3.36%.[2]
  - Noninterest expenses were $36.3 million; efficiency ratio was 59.38%.[2]
  - Return on average assets of 1.00%.
- Criticized loans ratio improved 54 bps to 5.47%; nonperforming assets ratio improved 7 bps to 0.33%.
- Tangible book value per share of $23.36,[2] an increase of 4.4%.
- Common equity tier 1 ("CET1") capital ratio improved 24 bps to 10.97%.

**1Q25 Financial Highlights**[3]

| | *Dollars in millions, except per share amounts* | 1Q25 | Change vs. 4Q24 | Change vs. 1Q24 |
|---|---|---|---|---|
| **Balance Sheet** | Total assets | $ 6,254.4 | 0.3 % | (7.3) % |
| | Total loans held for investment, net | 4,304.2 | (0.3) | (2.5) |
| | Total deposits | 5,489.1 | 0.2 | (1.7) |
| **Capital and Liquidity** | Equity to assets ratio | 9.27 % | 30 bps | 144 bps |
| | Tangible common equity ratio[(2)] | 7.89 | 32 | 146 |
| | CET1 risk-based capital ratio | 10.97 | 24 | 199 |
| | Total risk-based capital ratio | 14.34 | 27 | 237 |
| | Loans to deposits ratio | 78.41 | (37) | (63) |
| **Profitability** | Net interest margin, tax equivalent[(2)] | 3.44 % | 1 bps | 111 bps |
| | Cost of total deposits | 1.91 | (8) | (12) |
| | Return on average assets | 1.00 | (3) | 80 |
| | Efficiency ratio[(2)] | 59.38 | 32 | n/m |
| | Diluted EPS | $ 0.73 | (6) % | 248 % |
| | Adjusted EPS[(2)] | 0.73 | (5) | 152 |
| **Credit Risk Profile** | Nonperforming loans ratio | 0.41 % | (10) bps | (25) bps |
| | Nonperforming assets ratio | 0.33 | (7) | (16) |
| | Net charge-off ratio | 0.29 | 23 | 27 |
| | Allowance for credit losses ratio | 1.25 | (3) | (2) |

(1) First Quarter 2025 Summary compares to the fourth quarter of 2024 unless noted.
(2) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section.
(3) Financial metrics as of or for the quarter ended March 31, 2025.
n/m = not meaningful.

MidWestOne FINANCIAL GROUP, INC.

17

18 Balance Sheet 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Period end balances, $ in millions 1Q25 $ Change % Change $ Change % Change Loans $4,304.2 $(11.4) — % $(110.5) (3) % Investment securities $1,305.5 $(22.9) (2) % $(556.7) (30) % Interest earning deposits in banks $182.4 $49.3 37% $153.1 523 % Deposits $5,489.1 $11.2 — % $(96.1) (2) % Borrowed funds $112.9 $(3.7) (3) % $(432.2) (79) % Shareholders' equity $579.6 $19.9 4% $51.6 10% 1Q25 1Q25 Period end, $ in millions (except per share amounts) 1Q25 4Q24 vs. 4Q24 1Q24 vs. 1Q24 Tangible book value per share(1) $23.36 $22.37 4% $27.14 (14) % Common equity Tier 1 capital ratio 10.97% 10.73% 24 bps 8.98% 199 bps AOCI $(63.1) $(72.8) 13% $(60.8) (4) % Return on average tangible equity(1) 13.75% 14.80% (105) bps 4.18% 957 bps (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section.

19 Balance Sheet - Debt Securities Portfolio Portfolio Mix 3.7 Year Duration 4.38% Yield (1Q25) Municipals, 10% MBS, 26% CLO, 4% CMO, 51% Corporate, 9% $1.31 billion Total Securities Yield 2.46% 2.46% 2.37% 4.08% 4.38% 1Q24 2Q24 3Q24 4Q24 1Q25

20 Credit Risk Profile $ m ill io ns Nonperforming Assets $33.2 $31.2 $25.5 $25.2 $20.9 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 $ m ill io ns Net Charge-Offs $0.2 $0.5 $1.7 $0.7 $3.1 1Q24 2Q24 3Q24 4Q24 1Q25 Credit Quality Metrics $ in millions 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming assets ratio 0.49% 0.47% 0.39% 0.40% 0.33 % Classified loans ratio 3.71% 3.48% 3.11% 2.57% 2.65 % Criticized loans ratio 7.17% 6.89% 7.21% 6.01% 5.47 % Net charge-off ratio 0.02% 0.05% 0.16% 0.06% 0.29 % Loans greater than 30 days past due and accruing $ 8.8 $ 9.4 $ 11.9 $ 9.4 $ 6.1 Allowance for credit losses ratio 1.27% 1.26% 1.25% 1.28% 1.25%

21 Commercial Real Estate 3.1% 96.9% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office March 31, 2025 $ in millions 1Q25 4Q24 1Q24 Construction & Development $ 293.3 $ 324.9 $ 403.6 Farmland 180.6 182.5 184.1 Multifamily 421.2 423.2 409.5 CRE Other: NOO CRE Office 131.4 144.6 166.1 OO CRE Office 70.8 74.2 91.3 Industrial and Warehouse 426.6 424.5 429.1 Retail 294.1 289.1 285.0 Hotel 128.2 131.2 126.2 Other 373.8 350.5 342.9 Total Commercial Real Estate $ 2,320.0 $ 2,344.7 $ 2,437.8 Commercial Real Estate Portfolio(2) March 31, 2025 Portfolio Highlights March 31, 2025 Average NOO CRE Office outstanding principal ($ in $ 1.3 CRE Concentration (% of Total Capital): 1Q25 4Q24 1Q24 Regulatory Threshold Construction, land development and other land 41% 46% 60% 100 % Total CRE loans(1) 216% 224% 251% 300% (1) Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the amortized cost of the CRE portfolio.

22 Income Statement % Change 1Q25 vs. $ in millions 1Q25 4Q24 1Q24 4Q24 1Q24 Net interest income $47.4 $48.9 $34.7 (3) % 37 % Noninterest income 10.1 10.8 9.8 (6) % 3 % Total revenue 57.5 59.7 44.5 (4) % 29 % Noninterest expense 36.3 37.4 35.6 (3) % 2 % Pre-tax pre-provision net revenue(1) $21.2 $22.3 $8.9 (5) % 138 % Credit loss expense $1.7 $1.3 $4.7 31% (64) % Income tax expense $4.5 $4.8 $1.0 (6) % 350 % Net income $15.1 $16.3 $3.3 (7) % 358 % Adjusted earnings(1) $15.3 $16.1 $4.5 (5) % 240% 1Q25 4Q24 1Q24 vs. 4Q24 vs. 1Q24 Net interest margin(1) 3.44% 3.43% 2.33% 1 bps 111 bps Efficiency ratio(1) 59.38% 59.06% 71.28% 32 bps n/m Diluted EPS $0.73 $0.78 $0.21 (6) % 248 % Adjusted EPS(1) $0.73 $0.77 $0.29 $(0.05) $1.52% (n/m) - Not meaningful (1) Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

23 Appendix

24 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

25 Leadership within the Community $101 $1,169 Employee Company Company and Employee Giving $ thousands Note: Volunteer Hours and Company and Employee Giving are for the LTM Q1.25. Volunteer Hours 8,634 Hours $1,270 Members of the Denver, IA branch hosted a Shred Event in celebration of Earth Day. Members of the Dubuque team volunteered at the Convivium Urban Farmstead

26 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 291.9 223.7 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 03/31/09 03/31/10 03/31/11 03/31/12 03/31/13 03/31/14 03/31/15 03/31/16 03/31/17 03/31/18 03/31/19 03/31/20 03/31/21 03/31/22 03/31/23 03/31/24 03/31/25 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0

27 Non-GAAP Financial Measures

28 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Total shareholders' equity $ 528,040 $ 559,696 $ 579,625 Intangible assets, net (100,649) (94,807) (93,399) Tangible common equity $ 427,391 $ 464,889 $ 486,226 Total assets $ 6,748,015 $ 6,236,329 $ 6,254,394 Intangible assets, net (100,649) (94,807) (93,399) Tangible assets $ 6,647,366 $ 6,141,522 $ 6,160,995 Book value per share $ 33.53 $ 26.94 $ 27.85 Tangible book value per share (1) $ 27.14 $ 22.37 $ 23.36 Shares outstanding 15,750,471 20,777,485 20,815,715 Tangible common equity ratio (2) 6.43% 7.57% 7.89% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Loan interest income, including fees $ 57,947 $ 62,458 $ 59,462 Tax equivalent adjustment (1) 920 985 981 Tax equivalent loan interest income $ 58,867 $ 63,443 $ 60,443 Yield on loans, tax equivalent (2) 5.51% 5.86% 5.71 % Average Loans $ 4,298,216 $ 4,307,583 $ 4,290,710 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

29 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Total noninterest expense $ 35,565 $ 37,372 $ 36,293 Amortization of intangibles (1,637) (1,449) (1,408) Merger-related expenses (1,314) (31) (40) Noninterest expense used for efficiency ratio $ 32,614 $ 35,892 $ 34,845 Net interest income, tax equivalent (1) $ 36,038 $ 50,091 $ 48,582 Noninterest income 9,750 10,837 10,136 Investment securities gains, net 36 161 33 Net revenues used for efficiency ratio $ 45,752 $ 60,767 $ 58,685 Efficiency ratio (2) 71.28% 59.06% 59.38% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities gains. Pre-tax Pre-provision Net Revenue For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Net interest income $ 34,731 $ 48,938 $ 47,439 Noninterest income 9,750 10,837 10,136 Noninterest expense (35,565) (37,372) (36,293) Pre-tax Pre-provision Net Revenue $ 8,916 $ 22,403 $ 21,282

30 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Net income $ 3,269 $ 16,330 $ 15,138 Intangible amortization, net of tax (1) 1,228 1,075 1,047 Tangible net income $ 4,497 $ 17,405 $ 16,185 Average shareholders' equity $ 527,533 $ 563,416 $ 571,378 Average intangible assets, net (95,296) (95,498) (94,169) Average tangible equity $ 432,237 $ 467,918 $ 477,209 Return on average equity 2.49% 11.53% 10.74 % Return on average tangible equity (2) 4.18% 14.80% 13.75% (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent/Core Net Interest Margin For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Net interest Income $ 34,731 $ 48,938 $ 47,439 Tax equivalent adjustments: Loans (1) 920 985 981 Securities (1) 387 168 162 Net Interest Income, tax equivalent $ 36,038 $ 50,091 $ 48,582 Loan purchase discount accretion (1,152) (2,496) (1,166) Core net interest income $ 34,886 $ 47,595 $ 47,416 Average interest earning assets $ 6,215,160 $ 5,807,386 $ 5,728,250 Net interest margin, tax equivalent (2) 2.33% 3.43% 3.44 % Core net interest margin 2.26% 3.26% 3.36% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

31 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended March 31, 2024 December 31, 2024 March 31, 2025 dollars in thousands Net income $ 3,269 $ 16,330 $ 15,138 Less: Investment securities gains, net of tax(1) 27 119 25 Less: Mortgage servicing rights (loss) gain, net of tax(1) (276) 122 (158) Plus: Merger-related expenses, net of tax(1) 986 23 30 Adjusted earnings $ 4,504 $ 16,112 $ 15,301 Weighted average diluted common shares outstanding 15,773,521 20,851,094 20,849,255 Earnings per common share Earnings per common share - diluted $0.21 $0.78 $0.73 Adjusted earnings per common share(2) $0.29 $0.77 $0.73 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.